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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 4, 2002

Cyberfast Systems, Inc.
(Exact name of registrant as specified in its chapter)

Florida (State or other jurisdiction of incorporation)	000-27263 (Commission File Number)	13-5398600 (IRS Employer Identification No.)

7825 Fay Avenue, Suite 200, La Jolla, CA                                                                            92037
(Address of principal executive offices)                                                                            (Zip Code)

Registrant's telephone number, including area code (858) 456-5520

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

    ID Four, Ltd. acquired control in Registrant on December 21, 2001 by purchasing 35,000,000 of common stock and 5,000,000 of Series A preferred stock in Registrant. The amount of consideration paid for these shares was $250,000.00 and the source of consideration used was ID Four Ltd.'s working capital. ID Four Ltd. now owns approximately 80% of the voting securities in Registrant.

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class
Common Stock	ID Four, Ltd. 7825 Fay Avenue, Suite 200 La Jolla, CA 92037	35,000,000 shares	77.8%
Series A Preferred Stock	ID Four, Ltd. 7825 Fay Avenue, Suite 200 La Jolla, CA 92037	5,000,000 shares	100%

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberfast Systems, Inc. (Registrant)

Date January 4, 2002	/s/ ROGER PAWSON Roger Pawson, Director and Chief Operating Executive (Signature)*
*
Print name and title of the signing officer under his signature.

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SIGNATURES